UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Glimcher Realty Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Senior management of Glimcher Realty Trust and Washington Prime Group Inc. are using the below presentation during joint meetings with investors and analysts held in connection with REITWorld® 2014, the annual convention of the National Association of Real Estate Investment Trusts (NAREIT) held in Atlanta, Georgia during November 5-7, 2014.

Establishing an Industry-Leading, Multi-faceted Retail REIT

Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Washington Prime Group Inc. (“WPG”) and Glimcher Realty Trust (“GRT”) concerning the proposed transactions, the anticipated consequences and benefits of the transactions and the targeted close date for the transactions, and other future events and their potential effects on WPG and GRT, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings and other statements, including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of WPG’s and GRT’s management, and involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of WPG or GRT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, without limitation: the ability to obtain the approval of the merger by GRT’s shareholders; the ability to satisfy the conditions to the transactions on the proposed terms and timeframe; the possibility that the transactions do not close when expected or at all; the ability to finance the transactions; the ability to successfully operate and integrate WPG’s and GRT’s businesses and achieve cost savings; the effect of the announcement of the transactions on the WPG’s or GRT’s relationships with their respective tenants, lenders or other business parties or on their operating results and businesses generally; changes in asset quality and credit risk; ability to sustain revenue and earnings growth; changes in political, economic or market conditions generally and the real estate and capital markets specifically; the impact of increased competition; the availability of capital and financing; tenant or joint venture partner(s) bankruptcies; the failure to increase mall store occupancy and same-mall operating income; risks associated with the acquisition, development, expansion, leasing and management of properties; changes in market rental rates; trends in the retail industry; relationships with anchor tenants; risks relating to joint venture properties; costs of common area maintenance; competitive market forces; the level and volatility of interest rates; the rate of revenue increases as compared to expense increases; the financial stability of tenants within the retail industry; the restrictions in current financing arrangements or the failure to comply with such arrangements; the liquidity of real estate investments; the impact of changes to tax legislation and WPG’s and GRT’s tax positions; failure to qualify as a real estate investment trust; the failure to refinance debt at favorable terms and conditions; loss of key personnel; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; possible restrictions on the ability to operate or dispose of any partially-owned properties; the failure to achieve earnings/funds from operations targets or estimates; the failure to achieve projected returns or yields on development and investment properties; changes in generally accepted accounting principles or interpretations thereof; terrorist activities and international hostilities; the unfavorable resolution of legal proceedings; the impact of future acquisitions and divestitures; significant costs related to environmental issues; and other risks and uncertainties, including those detailed from time to time in WPG’s and GRT’s periodic reports filed with the Securities and Exchange Commission, including those described under “Risk Factors” in the preliminary proxy statement/prospectus filed by WPG in connection with the transaction and in WPG’s and GRT’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements in this communication are qualified by these risk factors. Each statement speaks only as of the date of this communication (or any earlier date indicated in this communication) and WPG and GRT undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Actual results may differ materially from current projections. Investors, potential investors and others should give careful consideration to these risks and uncertainties. 2

Washington Prime + Glimcher = WP Glimcher Enhanced Portfolio Significant player in multiple retail shopping center categories with ability to realize growth and scale in different sectors Combined portfolio with cash flow growth opportunities and rent roll potential through leasing, development and redevelopment Ability to acquire properties/portfolios at attractive cap rates and upside growth Financial Strength Increased financial scale and liquidity Investment grade company with superior access to lower cost of capital Flexibility through potential JVs, asset sales, capital market transactions and bridge facility 3 Leadership & Infrastructure A seasoned management team through combined strengths of both companies and strong board governance A new platform will provide the management, accounting, information technology, human resources, marketing and other administrative functions necessary to replace the current management contract with Simon Property Group Allows for significant G&A and property level expense synergies and reduces public company costs

Who We Are 4

The Best of Both Organizations Internalizes dedicated operating team to replace external support and property management agreements with Simon Properties on accretive basis Integrates best of WPG and GRT as well as SPG expertise Board oversight Financial management Strong capital investment practices Core operations focus in both leasing and property management Development and re-development Performance and cash flow driven culture Appetite for profitable growth Provides a foundation for cost efficient operating/administrative platform reducing transition risk Expected G&A and operating savings of $12 - $16 million per annum 5

Integrated Team of Successful Leaders Mark Ordan Executive Chairman Michael Gaffney SVP, Head of Capital Markets Michael Glimcher Vice Chairman, CEO & President Mark Yale EVP, Chief Financial Officer Lisa Indest Chief Accounting Officer and SVP, Finance Butch Knerr EVP, Chief Operating Officer Thomas Drought EVP, Leasing Armand Mastropietro SVP, Property Management Victor Pildes SVP, Construction and Development Paul Ajdaharian SVP, Community Lifestyle Centers Robert Demchak General Counsel C. Marc Richards Chief Administrative Officer Barbara Pooley SVP, Finance & Admin 6 Washington Prime Glimcher

Integration Update Integration team that is led by Marc Richards with representatives from WPG and Glimcher for each key functional area Finalize combined organization structure prior to transaction closing Supported by SPG for best in class transition planning and systems support Move WPG properties onto new common accounting, cash management, leasing, employee benefits and governance systems, expected by end of 2015 Transition property management to WP Glimcher platform, expected by end of 2015 7

Enhanced Portfolio 8

Scale, Asset Quality, Growth Assets 96 23 119 Square Footage 52.5 mm 15.9 mm 68.4 mm Total Enterprise Value $5.3 billion $3.2 billion $8.5 billion Occupancy (2) 92.6% 93.2% 92.7% WPG Assumes the sale of Puente Hills Mall prior to closing and excludes the two malls to be sold to Simon Property Group at the closing of the transaction. Occupancy calculation excludes anchors for malls and includes owned anchors for community lifestyle centers as of 9/30/2014. Glimcher (1) WPGlimcher Combined 9

Geographic Diversity, Stronger Tenant Reach 10 Washington Prime Properties Glimcher Properties *Map does not reflect properties that will be sold: Puente Hills, University Park Village and Jersey Gardens

11 Remixing the Portfolio Acquisitions Strong cash flow assets in non-gateway markets Redevelopment Fairfield Town Center Jefferson Valley Mall Scottsdale Phase III Town Center Plaza Waterford Lakes Town Center Dispositions Source of capital to enhance balance sheet Potential sales of non-core assets Potential proceeds from joint ventures on long-term assets

Strategic Portfolio Poised for Growth Provide growing cash flow through strong leasing and asset management Upgrade portfolio with strategic dispositions Acquire assets that drive superior cash flow / NOI Unlock additional asset value through redevelopment Identify new ground up development where possible (1) Pro forma for assets sold to SPG. 12

For Retailers, Format Lines Are Blurring 13 Lululemon Anthropologie Apple J. Crew Sephora Macy’s Brio/Bravo Justice Dick’s Sporting Goods Ulta Cosmetics Old Navy Target Whole Foods LA Fitness AMC Theaters Panera DSW Pier 1 Imports

Experience Retail®: Offering things to do and things to buy 14 Fitness/Wellness Salons/Services Events/Activities

Financial Strength 15

Sources and Uses Bridge loan planned to be repaid with $875mm of fixed rate unsecured debt financing and $315mm of joint venture proceeds or asset sales Further asset sales not necessary but will be considered as part of ongoing strategy No further common equity sales needed or contemplated Will maintain investment grade metrics (1) (1) Based on WPG share price of $19.11, the trailing 10-day VWAP at announcement. 16 Sources $mm % Mortgage Debt Assumed by WPG $1,276 29% Assets Sold to Simon 1,090 25 WPG Stock and Units to Glimcher Shareholders 592 14 Committed Bridge Loan 1,190 27 Preferred Stock Assumed 198 5 Total Sources $4,346 100% Uses $mm % Cash to Glimcher Common Shareholders $1,525 35% WPG Stock and Units to Glimcher Shareholders 592 14 Mortgage Debt Assumed by WPG 1,276 29 Mortgage Debt Assumed by SPG 424 10 Preferred Stock Assumed 198 5 Preferred Stock Redeemed 118 3 Payoff of Existing GRT Credit Facility 128 3 Transaction Expenses 86 2 Total Uses $4,346 100%

Financial Strength – Generating Shareholder Return Accretive to pro forma FFO/share: $0.13 - $0.17 or approximately 8% Fully covered and growing dividend -$1.00/share at ~50% FFO payout ratio Free cash flow of ~$140mm after dividend payment and recurring capital expenditures Retain investment grade metrics and balance sheet superior to peers Net Debt/EBITDA projected to be ~7x 17

Pro Forma Capitalization 18

The Future for WP Glimcher 19

A Bright Future for WP Glimcher Established, geographically diverse, cash flowing portfolio to include lifestyle and community centers as well as regional malls Embedded growth through existing leasing, redevelopment and development opportunities Seasoned combined management leveraging experienced team with existing, scalable infrastructure Investment grade balance sheet with superior access to low cost capital Financing flexibility presented through potential joint ventures, asset sales, capital markets transactions and bridge facility 20

Appendix 21

Anderson Mall - Anderson, SC Ashland Town Center - Ashland, KY Bowie Town Center - Bowie, MD Boynton Beach Mall - Boynton Beach, FL Brunswick Square - East Brunswick, NJ Charlottesville Fashion Square - Charlottesville, VA Chautauqua Mall - Lakewood, NY Chesapeake Square - Chesapeake, VA Colonial Park Mall - Harrisburg, PA Cottonwood Mall - Albuquerque, NM Dayton Mall - Dayton, OH Edison Mall - Fort Myers, FL Forest Mall - Fond Du Lac, WI Grand Central Mall - Vienna, WV Great Lakes Mall - Mentor, OH Gulf View Square Mall - Port Richey, FL Indian Mound Mall - Heath, OH Irving Mall - Irving, TX Jefferson Valley Mall - Yorktown Heights, NY Knoxville Center - Knoxville, TN Lima Mall - Lima, OH 22 Lincolnwood Town Center - Lincolnwood, IL Lindale Mall - Cedar Rapids, IA Longview Mall - Longview, TX Mall at Fairfield Commons - Beavercreek, OH Mall at Johnson City - Johnson City, TN Maplewood Mall - Saint Paul, MN Markland Mall - Kokomo, IN Melbourne Square Mall - Melbourne, FL Merritt Square Mall - Merritt Island, FL Mesa Mall - Grand Junction, CO Morgantown Mall - Morgantown, WV Muncie Mall - Muncie, IN New Towne Mall - New Philadelphia, OH Northlake Mall - Atlanta, GA Northtown Mall - Blaine, MN Northwoods Mall - Peoria, IL Oak Court Mall & Office - Memphis, TN Orange Park Mall - Orange Park, FL Paddock Mall - Ocala, FL Pearlridge Center - Aiea, HI Polaris Fashion Place - Columbus, OH Port Charlotte Town Center – Port Charlotte, FL Richmond Town Square - Richmond Heights, OH River Oaks Center - Calumet City, IL River Valley Mall - Lancaster, OH Rolling Oaks Mall - San Antonio, TX Rushmore Mall - Rapid City, SD Seminole Town Center - Sanford, FL Southern Hills Mall - Sioux City, IA Southern Park Mall - Youngstown, OH Sunland Park Mall - El Paso, TX The Outlet Collection | Seattle - Auburn, WA Town Center at Aurora - Aurora, CO Towne West Square - Wichita, KS Valle Vista Mall - Harlingen, TX Virginia Center Commons - Glen Allen, VA Weberstown Mall - Stockton, CA West Ridge Mall - Topeka, KS Westminster Mall - Westminster, CA WestShore Plaza - Tampa, FL WP GLIMCHER: ENCLOSED MALLS Washington Prime Properties Glimcher Properties

WP GLIMCHER: COMMUNITY LIFESTYLE CENTERS Arbor Hills - Ann Arbor, MI The Arboretum - Austin, TX Bloomingdale Court - Bloomingdale, IL Charles Towne Square - North Charleston, SC Chesapeake Center - Chesapeake, VA Clay Terrace - Carmel, IN Concord Mills Marketplace - Concord, NC Countryside Plaza - Countryside, IL Dare Center - Kill Devil Hills, NC Dekalb Plaza - King of Prussia, PA Empire East - Sioux Falls, SD Fairfax Court - Fairfax, VA Forest Plaza - Rockford, IL Gaitway Plaza - Ocala, FL Gateway Shopping Center - Austin, TX Greenwood Plus - Greenwood, IN Henderson Square - King of Prussia, PA Keystone Shoppes - Indianapolis, IN Lake Plaza - Waukegan, IL Lake View Plaza - Orland Park, IL Lakeline Plaza - Cedar Park, TX 23 Lakeline Village - Cedar Park, TX Lima Center - Lima, OH Lincoln Crossing - O'Fallon, IL Macgregor Village - Cary, NC Malibu Lumber Yard - Malibu, CA Mall of Georgia Crossing - Buford, Georgia Markland Plaza - Kokomo, IN Martinsville Plaza - Martinsville, VA Matteson Plaza - Matteson, IL Morgantown Commons- Morgantown, WV Muncie Towne Plaza - Muncie, IN North Ridge Shopping Center - Raleigh, NC Northwood Plaza - Ft. Wayne, IN Classen/Nichols Hills - Oklahoma City, OK Palms Crossing - McAllen, TX Richardson Square - Richardson, TX Rockaway Commons - Rockaway, NJ Rockaway Town Court - Rockaway, NJ Rockaway Town Plaza - Rockaway, NJ Royal Eagle Plaza - Coral Springs, FL Scottsdale Quarter - Scottsdale, AZ St. Charles Towne Plaza - Waldorf, MD The Plaza at Buckland Hills - Manchester, CT The Shops at Arbor Walk - Austin, TX The Shops at Northeast Mall - Hurst, TX Tippecanoe Plaza - Lafayette, IN Town Center Plaza/Crossing - Leawood, KA University Center - Mishawaka, IN University Town Plaza - Pensacola, FL Village Park Plaza - Carmel, IN Washington Plaza - Indianapolis, IN Waterford Lakes Town Center - Orlando, FL West Ridge Plaza & Outlets - Topeka, KS West Town Corners - Altamonte Springs, FL Westland Park Plaza - Jacksonville, FL White Oaks Plaza & Convenience Center - Springfield, IL Whitehall Mall - Whitehall, PA Wolf Ranch Town Center - Georgetown, TX Washington Prime Properties Glimcher Properties

ADDITIONAL INFORMATION AND WHERE TO FIND IT Additional Information and Where to Find It In connection with the proposed transaction, WPG filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) on October 27, 2014, which includes the preliminary proxy statement of GRT and which also constitutes a preliminary prospectus of WPG. The information in the preliminary proxy statement/prospectus is not complete and may be changed, and GRT will file other documents with respect to WPG’s proposed acquisition of GRT. GRT plans to mail the definitive proxy statement/prospectus and a form of proxy to its shareholders in connection with the proposed transaction after the Registration Statement is declared effective by the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WPG, GRT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about WPG and GRT, may be obtained at the SEC's Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from WPG by accessing WPG’s website at investors.washingtonprime.com under the heading “Financial Information” and then under “SEC Filings” or from GRT by accessing GRT’s website at investor.glimcher.com under the heading “Financial Information” and then under “SEC Filings.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Washington Prime Group Inc., 7315 Wisconsin Avenue, Bethesda, Maryland 20814, Attention: Investor Relations, Telephone: 240-630-0021 or to Glimcher Realty Trust, 180 East Broad Street, Columbus, Ohio 43215, Attention: Investor Relations, Telephone: 614-887-5632. Participants in Solicitation Relating to the Merger WPG, GRT and their respective directors or trustees and executive officers and other persons may be deemed to be participants in the solicitation of proxies from GRT’s shareholders in respect of the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from GRT’s shareholders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, in GRT is set forth in WPG’s Registration Statement on Form 10-12(b), GRT’s Annual Report on Form 10-K for the year ended December 31, 2013, and GRT’s Proxy Statement on Schedule 14A, dated March 28, 2014, which are filed with the SEC. Additional information regarding the interests of WPG’s or GRT’s directors or trustees and executive officers in the proposed transactions, which may be different than those of GRT’s shareholders generally, will be contained in the proxy statement/prospectus and other relevant documents when filed with the SEC in connection with the proposed transactions. 24